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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (DATE OF EARLIEST EVENT REPORTED)   AUGUST 23, 2001


                                   DPL INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         OHIO                           1-9052                  31-1163136
     (STATE OR OTHER                 (COMMISSION             (I.R.S. EMPLOYER
JURISDICTION OF INCORPORATION)       FILE NUMBER)           IDENTIFICATION NO.)


         COURTHOUSE PLAZA SOUTHWEST, DAYTON, OHIO       45402
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)


                                 937-224-6000
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                     NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 5.  OTHER EVENTS

     DPL Inc. issued a news release, dated August 21, 2001, which is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          Exhibit 99  News Release of DPL Inc., dated August 21, 2001.




                                      -1-

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                          DPL INC.
                                                -------------------------------
                                                        (Registrant)



Date:    August 23, 2001                        /s/ Elizabeth M. McCarthy
       --------------------                     -------------------------------
                                                   Elizabeth M. McCarthy
                                                Group Vice President and CFO